SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report: May 4, 2005
                 Date of Earliest Event Reported: April 28, 2005

                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

         1-11476                                        95-3977501
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(Commission File Number)                    (I.R.S. Employer Identification No.)

13520 Evening Creek Drive, Suite 130, San Diego, California              92128
-----------------------------------------------------------           ----------
       (Address of Principal Executive Offices)                       (Zip Code)

                                 (858) 391-3400
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement

Securities Purchase Agreement

On April 28, 2005, World Waste Technologies, Inc., a California corporation (the "Company"), entered into a Securities Purchase Agreement with Trellus Partners, LP ("Trellus") and certain affiliates of Trellus (collectively, the "Investors"), whereby the Company sold and issued to the Investors 4,000,000 shares of newly created 8% Series A Cumulative Redeemable Convertible Participating Preferred Stock of the Company (the "Series A Preferred") and warrants (the "Warrants," and, together with the Series A Preferred, the "Securities") to purchase up to 400,000 shares of common stock of the Company (the "Common Stock"). The gross aggregate proceeds to the Company from the sale of the securities was $10,000,000. The Company is authorized to sell up to an additional 2,000,000 shares of Series A Preferred and Warrants to purchase up to an additional 200,000 shares of Common Stock for aggregate additional proceeds of up to $5,000,000, provided that the closing of such additional sale takes place on May 9, 2005 (or such later date agreed to by the Company and the Investors). The Company has not yet identified any purchasers for these additional Securities and there can therefore be no assurance that these Securities will be sold.

Use of Proceeds. The Company is required to apply the proceeds of the sale of the Securities to the construction and operation of the Company's initial plant in Anaheim, California, the repayment of a $750,000 promissory note held by an affiliate of Trellus (the "Bridge Note"), up to $750,000 for site identification, planning, permitting and designing of an additional plant, and the balance for general working capital purposes.

Corporate Governance. The Investors are entitled to recommend for election to the Company's Board of Directors two individuals designated by such Investors. Each of Mr. Steven Racoosin and Mr. Fred Lundberg have agreed to resign as directors effective upon the appointment or election of the Investors' designees.

Restrictions on Use of Proceeds. The Company is prohibited from expending the proceeds of the sale of the Securities until the Company's license agreement with its technology licensor is amended to the reasonable satisfaction of the Investors. In the event such amendment is not executed by May 28, 2005, the Investors have the right (exercisable until June 12, 2005) to require that the Company return the proceeds to the Investors in exchange for the return of such holders' Securities. Notwithstanding the foregoing, the Company may spend up to $500,000 of the net proceeds and repay the Bridge Note (which repayment was made upon the closing of the sale of the Securities). If the Investors require a return of the proceeds, then the Company is only required to return the funds that have not been spent, and the Investors will return the securities to the extent that such funds have been spent by the Company.

Terms of the Series A Preferred

The Company is authorized under its Articles of Incorporation to issue 100,000,000 shares of Common Stock and 10,000,000 shares of blank check preferred stock. The Board of Directors of the Company approved the filing of the Certificate of Determination of Rights, Preferences and Privileges of the 8% Series A Cumulative Redeemable Convertible Participating Preferred Stock, which was filed with and accepted by the Secretary of State of the State of California on April 27, 2005.


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

Dividends. Holders of Series A Preferred are entitled to receive cumulative dividends, payable quarterly in additional shares of Series A Preferred, at the rate of 8% per annum. This dividend rate is subject to increase to 9% in the event the Company does not comply with certain registration rights provisions. The holders of the Series A Preferred are also entitled to fully participate in any dividends paid to the holders of Common Stock on a common stock equivalent basis.

Voting Rights. Each share of Series A Preferred is entitled to that number of votes equal to the number of whole shares of the Common Stock into which it is convertible. In addition, so long as at least 50% of the shares of Series A
Preferred remain outstanding (but prior to the "Operational Date," generally defined as when the Company's initial plant in Anaheim, California first generates total operating cash flow of at least $672,000 for any consecutive three month period), the Company is prohibited from taking certain actions without the approval of the holders of a majority of the outstanding shares of Series A Preferred, including, among other things, a sale of all or substantially all of the Company's assets, a transfer or cancellation of the Company's license from its technology licensor, the making of certain restricted payments, the incurrence of any indebtedness (subject to certain exceptions), or a change in the Company's principal business. Except as provided by law, holders of Common Stock and Series A Preferred otherwise vote together as a single class.

Board Change of Control. In the event the Operational Date has not occurred by September 30, 2006, the holders of the Series A Preferred have the right to elect a majority of the members of the Board of Directors. This right would terminate, however, upon the first to occur of the Operational Date or the date on which less than 50% of the shares of Series A Preferred remain outstanding.

Liquidation Rights. Upon any liquidation, dissolution or winding-up of the Company (including a sale of the Company), the holders of Series A Preferred have the right to receive $2.50 per share (plus accrued but unpaid dividends), prior to and in preference over any liquidation payment on the Common Stock or any other class of preferred stock. Following payment of the aforementioned liquidation preference, holders of the Series A Preferred are entitled to participate fully with the holders of Common Stock on a common stock equivalent basis with respect to the distribution of any remaining assets.

Redemption. The holders of a majority of the shares of Series A Preferred have the option to require the Company to redeem all outstanding shares of Series A Preferred on the five year anniversary of issuance at a redemption price equal to $2.50 per share, plus accrued and unpaid dividends to that date. In the event the holders do not exercise this redemption right, all shares of Series A Preferred will automatically convert into shares of Common Stock on such five-year anniversary, as described below.

Mandatory Conversion. Each share of Series A Preferred will automatically convert into one share of Common Stock (i) in the event the Company consummates an underwritten public offering of its securities at a price per share not less than $5.00 and for a total gross offering amount of at least $10 million, (ii) in the event of a sale of the Company resulting in proceeds to the holders of Series A Preferred of a per share amount of at least $5.00, (iii) in the event that the closing market price of the Common Stock averages at least $7.50 per share over a period of 20 consecutive trading days and the daily trading volume averages at least 75,000 shares over such period, (iv) at any time following the first to occur of September 30, 2006 or the Operational Date, upon the approval of a majority of the then-outstanding shares of Series A Preferred, or (v) unless the Company is otherwise obligated to redeem the shares as described above, on April 28, 2010.


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

Optional Conversion. Each holder has the right to convert its shares Series A Preferred into shares of Common Stock on a one-for-one basis, provided that no such conversion may take place prior to the first to occur of September 30, 2006 or the Operational Date.

Terms of the Warrants

The Warrants are exercisable for a period of five years commencing as of their issuance date, at an exercise price of $4.00 per share.

Registration Rights Agreement

In connection with the issuance of the Securities, on April 28, 2005, the Company entered into a Registration Rights Agreement granting the Investors certain demand and piggyback registration rights.

Employment Agreements

On April 28, 2005, the Company entered into new employment agreements with each of Thomas L. Collins, the Company's Chief Executive Officer, Fred Lundberg, the Company's Senior Vice President, Steven Racoosin, the Company's President, and David Rane, the Company's Chief Financed Officer. The new agreements supersede and replace each officer's existing employment agreement with the Company.
Pursuant to the new agreements, the executives will continue to serve the Company in the same capacities but on an "at-will" basis. Messrs. Collins, Lundberg, Racoosin and Rane will receive an annual salary of $224,000, $204,000, $225,000 and $224,000, respectively, and are each entitled to bonuses as may be deemed appropriate by the Board of Directors. Each executive is entitled to receive 12 months salary and continuation of benefits in the event the Company terminates his agreement for other than "good cause" or the executive resigns from the Company for "good reason" (as such terms are defined in the agreements). In addition, each executive will be entitled to 12 months salary and continuation of benefits in the event of disability or death during the term of his agreement.

Engagement Agreement with John Pimentel

On April 28, 2005, the Company entered into an engagement agreement with John Pimentel, a director of the Company, to serve as an advisor to the Company with respect to business development and corporate strategy issues. The agreement provides that Mr. Pimentel will be nominated as a director during the term of the agreement. The Company agreed to pay Mr. Pimentel a monthly advisory fee of $15,000. The term of the agreement extends until December 31, 2007 and may be automatically extended for additional one-year periods.

Engagement Agreement with Cagan McAfee Capital Partners, LLC

On April 28, 2005, the Company entered into an engagement agreement with Cagan McAfee Capital Partners to serve as a financial advisor to the Company. John Pimentel, a director, is a Director of Cagan McAfee Capital Partners, LLC
("CMCP"). The agreement provides that Mr. Pimentel will be nominated as a director during the term of the agreement so long as CMCP or its affiliates collectively own at least 500,000 shares of the Company's capital stock. CMCP is paid a monthly advisory fee of $5,000. The term of the agreement extends until December 31, 2006 and may be automatically extended for additional one-year periods.

Engagement Agreement with Chadbourn Securities, Inc.

On April 28, 2005, the Company entered into an engagement agreement with Chadbourn Securities, Inc., an NASD broker/dealer ("Chadbourn"), to serve the Company as a financial advisor and as placement agent in private equity and debt financings. Chadbourn will be paid a cash fee equal to 1.0% of any debt financing to the extent Chadbourn assisted in securing the debt financing and a cash fee equal to 2.0% of any equity financing. In addition, if Chadbourn is an investor or raises funds for the Company directly from investors, it will also receive a cash fee equal to 8% of gross equity proceeds and warrants equal to 10% of the shares purchased in such equity financings. The term of the agreement extends until June 30, 2005.

Item 1.02  Termination of a Material Definitive Agreement.

The new employment agreements with each of Messrs. Collins, Lundberg, Racoosin and Rane each supersede their original employment agreements in their entireties. To the extent applicable, the discussion above regarding the supersession of the original employment agreements by the new employment agreements for each executive is incorporated herein by reference to this Item 1.02.

Item 3.02. Unregistered Sales of Equity Securities.

See Item 1.01.

WWT issued and sold the Securities pursuant to certain exemptions from registration provided by Rule 506 of Regulation D and Section 4(2) and Section 4(6) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See Item 1.01

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 1.01.


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

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.   Description
-----------   -----------

3.1 Certificate of Determination of Rights, Preferences and Privileges of the 8% Series A Cumulative Redeemable Convertible Participating Preferred Stock of World Waste Technologies, Inc.

10.1 Securities Purchase Agreement dated as of April 28, 2005 by and among World Waste Technologies, Inc., Trellus Offshore Fund Limited, and Trellus Partners, LP, Trellus Partners II, LP

10.2          Form of Warrant

10.3 Registration Rights Agreement dated as of April 28, 2005 by and among World Waste Technologies, Inc., Trellus Offshore Fund Limited, Trellus Partners, LP, and Trellus Partners II, LP, a Delaware limited partnership and the individuals and entities set forth on the signature pages thereto

10.4 Employment Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and Thomas L. Collins

10.5 Employment Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and Fred Lundberg

10.6 Employment Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and Steve Racoosin

10.7 Employment Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and David Rane

10.8 Engagement Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and John Pimentel

10.9 Engagement Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and Cagan McAfee Capital Partners, LLC

10.10 Engagement Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and Chadbourn Securities, Inc. and Addendum dated April 29, 2005


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        WORLD WASTE TECHNOLOGIES, INC.


                                        By: /s/ Thomas L. Collins
                                           -------------------------------------
                                           Thomas L. Collins
                                           Chief Executive Officer

Date: May 4, 2005


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

                                  Exhibit Index

Exhibit No.   Description
-----------   -----------

3.1 Certificate of Determination of Rights, Preferences and Privileges of the 8% Series A Cumulative Redeemable Convertible Participating Preferred Stock of World Waste Technologies, Inc.

10.1 Securities Purchase Agreement dated as of April 28, 2005 by and among World Waste Technologies, Inc., Trellus Offshore Fund Limited, Trellus Partners, LP, and Trellus Partners II, LP

10.2          Form of Warrant

10.3 Registration Rights Agreement dated as of April 28, 2005 by and among World Waste Technologies, Inc., Trellus Offshore Fund Limited, Trellus Partners, LP, and Trellus Partners II, LP, a Delaware limited partnership and the individuals and entities set forth on the signature pages thereto

10.4 Employment Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and Thomas L. Collins

10.5 Employment Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and Fred Lundberg

10.6 Employment Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and Steve Racoosin

10.7 Employment Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and David Rane

10.8 Engagement Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and John Pimentel

10.9 Engagement Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and Cagan McAfee Capital Partners, LLC

10.10 Engagement Agreement dated as of April 28, 2005 by and between World Waste Technologies, Inc. and Chadbourn Securities, Inc. and Addendum dated April 29, 2005